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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                      TRANS WORLD ENTERTAINMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


New York                                  0-14818                14-1541629
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         identification No.)


38 Corporate Circle, Albany, New York                              12203
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (518) 452-1242

                                      None
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         (Former name or former address, if changed since last report.)

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ITEM 9. REGULATION FD DISCLOSURE (including Item 12, "Disclosure of Results of
Operations and Financial Condition").

See the press release attached hereto as Exhibit 99.1 dated September 30, 2003, announcing that the U.S. Bankruptcy Court for the District of Delaware has approved Trans World Entertainment Corporation's bid to acquire substantially all of the assets of Wherehouse Entertainment, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANS WORLD ENTERTAINMENT CORPORATION



Date:  October 3, 2003                        /s/ JOHN J. SULLIVAN
                                 ----------------------------------------------
                                               John J. Sullivan
                                      Executive Vice President-Finance, Chief
                                         Financial Officer and Secretary


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                                  EXHIBIT INDEX

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

  Exhibit
    No.                      Description
 ---------                   -----------
   99.1        Trans World Entertainment Company Press Release dated
               September 30, 2003.

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